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                  6550 DIRECTORS PARKWAY, ABILENE, TEXAS 79606
                       325-795-2111 PH - 325-795-8521 FAX

March 17, 2009

VIA EDGAR

Securities and Exchange Commission
Public Filing Desk
100 F Street, NE
Washington, DC 20549

Re:   Monteagle Funds File Nos. 811-8529; 333-41461

Ladies and Gentlemen:

On behalf of the Monteagle Quality Growth and Monteagle Select Value Funds (the "Funds"), portfolios of the Monteagle Funds (the "Trust"), transmitted herewith for filing pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended ("Exchange Act"), are definitive proxy materials to be used in connection with the special meeting of shareholders (the "Meeting") of the Trust expected to be held on April 17, 2009. No fee is required per Exchange Act Rule.

Please be advised that the purpose of the meeting is the underlying transition of advisers and/or subadvisers. We are confirming the transaction and approval of the Management Agreement and related Subadvisory Agreements are in accordance with the following 15-f conditions:

      1a.   The Board will remain at least 75% disinterested for 3 years; and

      1b. It will not unfairly burden the shareholders as the Management fee is staying the same and the Adviser will be paying for the Subadvisory fees.

Please contact me if you have any comments or questions concerning this filing.

Sincerely,
MONTEAGLE FUNDS

/s/ Paul B. Ordonio

Paul B. Ordonio, JD
Secretary

cc:   Patricia Williams
      Securities and Exchange Commission